NASDAQ: YDKN

NYSE: VSB

Creating North Carolina's Largest Community Bank Through a Transformational Merger-of-Equals

January 27, 2014

Cautionary statement regarding forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements involve a number of risks and uncertainties.

VantageSouth Bancshares, Inc. ("Vantage") and Yadkin Financial Corporation ("Yadkin") caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Vantage and Yadkin, Vantage's and Yadkin's plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Vantage's and Yadkin's filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite shareholder approvals; the risk that Vantage and Yadkin may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the risk that a condition to the closing of Vantage's private placement may not be satisfied; the timing to consummate the proposed merger; the risk that the business will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the "Risk Factors" section of each of Vantage's and Yadkin's most recent Annual Report on Form 10-K filed with the SEC and their respective quarterly reports filed on Form 10-Qs and current reports on Form 8-K. Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither Vantage nor Yadkin undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Strategic rationale

Strategically Compelling

- Largest community bank in North Carolina with $4 billion in assets and a statewide presence, based in one of the strongest U.S. growth markets
  - Significant presence in Raleigh and Charlotte
- Complementary business lines drive diversified revenue stream
  - Leading North Carolina community bank in SBA lending, mortgage lending, and wealth management
- Both banks in good regulatory standing

Financially Attractive

- Greater than 15% EPS accretion
- TBV accretive in approximately 2 years
- IRR of approximately 20%
- Conservative cost saves (8% of pro forma company after realization of standalone cost save initiatives)
- No revenue synergies assumed in pro forma results but substantial opportunities identified
- Strong pro forma capital ratios and repayment of TARP provide capital flexibility

Low Risk Profile

- Extensive pre-announcement discussions and similar cultures will support smooth integration
- Comprehensive due diligence process, including thorough two-way loan review (discussions and diligence over several months)
- ~78% of combined loan portfolio has been marked-to-market
- Enhanced management team combines strengths from both organizations
- Converting to VSB technology platform; 5th merger integration in last four years

Overview of transaction terms

Transaction:	VantageSouth Bancshares, Inc. merger with and into Yadkin Financial Corporation
Legal Acquiror:	Yadkin Financial Corporation
Accounting Acquiror:	VantageSouth Bancshares, Inc.
Consideration:	0.3125x shares of YDKN common stock for each share of VSB common stock; 100% stock
Transaction Value(1):	$5.41 per share or $299 million
Concurrent Transaction:	Piedmont Community Bank Holdings, Inc. merger with and into Yadkin Financial Corporation
Headquarters:	Raleigh, NC (Holding Company); Statesville, NC (Bank)
Ownership Split:	45.5% VSB / 45.4% YDKN / 9.1% new investors
Named Executives:	Executive Chairman: Joseph Towell (Yadkin) Chief Executive Officer: Scott Custer (VantageSouth) Chief Financial Officer: Terry Earley (VantageSouth)
Management:	Senior management team to be comprised of an equal number of executives from both banks
Board Composition:	7 VSB / 7 YDKN
Capital:	$47 million common equity offering to repay TARP
Required Approvals:	Customary regulatory and shareholder approvals of both VSB and YDKN shareholders
Expected Closing:	Late Q2 2014

(1) Based on YDKN's closing price of $17.31 as of 1/24/2014; transaction value includes VSB $47 million common equity offering priced at $5.10 per share

Largest community bank in North Carolina

North Carolina Retail Deposit Market Share*

Rank	Institution (ST)	Number of Branches	Deposits ($mm)	Market Share
1	BB&T Corp. (NC)	365	$24,937	19.1%
2	Wells Fargo & Co. (CA)	335	23,825	18.3
3	First Citizens BancShares Inc. (NC)	264	13,717	10.5
4	Bank of America Corp. (NC)	182	10,870	8.3
5	PNC Financial Services Group (PA)	156	8,242	6.3
6	SunTrust Banks Inc. (GA)	160	7,143	5.5
	Pro Forma	**75**	**3,053**	**2.3**
7	BNC Bancorp (NC)	37	2,822	2.2
8	First Bancorp (NC)	81	2,466	1.9
9	Fifth Third Bancorp (OH)	59	2,338	1.8
10	Capital Bank Finl Corp (FL)	53	1,978	1.5
11	NewBridge Bancorp (NC)	41	1,823	1.4
12	CommunityOne Bancorp (NC)	54	1,813	1.4
13	Southern BancShares (NC) (NC)	68	1,674	1.3
14	**VantageSouth Bancshares (NC)**	**45**	**1,655**	**1.3**
15	**Yadkin Financial Corporation (NC)**	**30**	**1,398**	**1.1**

Market Highlights

- Transaction creates the largest community bank in North Carolina, which is one of the most attractive markets in the U.S.
  - 4th largest bank headquartered in North Carolina

North Carolina:

- 4th Best State for Business 2013 (Forbes)
- Ranked #2 for best business climate for 2013 (Site Selection Magazine)
- Headquarters for 14 Fortune 500 companies
  - 8 in Charlotte MSA; 2 in Raleigh-Cary MSA
- The #1 state for corporate relocations and has been for 8 of the past 9 years (Site Selection Magazine)

Source: SNL Financial, Forbes, and Site Selection Magazine
* Deposit data as of 6/30/2013; pro forma for pending transactions; excludes money center deposits; money center deposits assumed to be branches with greater than $1.0 billion in deposits

Statewide community banking franchise



VSB (45)
YDKN (33)
Projected Population Growth > National Average (3.47%)
VSB / YDKN DMS Rank 3 or Better
DMS Rank 3 or Better + PPG > National Average (3.47%)

Pro Forma Financial Highlights	
Branches:	78
Assets:	$4.0 billion
Loans:	$2.8 billion
Deposits:	$3.2 billion
Market Cap.*	$532 million

Source: SNL Financial
Financial data as of 9/30/2013; Pro forma figures exclude purchase accounting adjustments
*Pro forma market capitalization based on 1/24/2014 closing prices, includes VSB $47 million common offering

YADKIN FINANCIAL CORPORATION

VantageSouth BANCSHARES, INC.

Deep presence in attractive North Carolina markets

	MSAs				
	Raleigh-Cary	Durham-Chapel Hill	Charlotte-Gastonia	North Carolina	United States
Market Statistics:					
Population	1,177,361	521,014	2,281,912	9,759,332	313,129,017
Proj. Pop. Growth ('12-'17)	**12.9%**	**7.0%**	**8.2%**	**6.2%**	**3.5%**
Median HHI	$56,678	$47,359	$50,588	$42,900	$50,157
Proj. HHI Growth ('12-'17)	12.5%	15.9%	11.3%	18.5%	13.4%
Combined Franchise:					
Deposits ($mm)	$611	$144	$681	$3,053	$3,163
Number of Branches	10	3	18	75	78
Deposit Market Share	2.62%	1.94%	0.32%	0.88%	0.04%
Market Share Rank	7	9	8	7	154
Community Bank Rank*	**1**	**3**	**2**	**1**	**77**

Charlotte-Gastonia MSA



Hickory
Newton
Concord
Charlotte
Gastonia
Stanley
Matthews
Monroe
Lexington
Cotton Grove
Albemarle
Burnsville
York
Clover

Raleigh-Cary / Durham-Chapel Hill MSA



Durham
Chapel Hill
Raleigh
Cary
Morrisville

SNL Financial, Bloomberg, MSN Real Estate, Forbes, Site Selection Magazine. Deposit data as of 6/30/2013; pro forma for pending transactions, includes all US banks and thrifts.
*Community banks defined as US banks and thrifts less than $10 billion in assets

Top demographics among North Carolina community banks

Deposit-Weighted Market Demographics Company	Ticker	Branches (actual)	Deposits (actual)	Market Population (actual)	2010-2012 Population Change (%)	Projected Population Change (%)	Median HH Income (actual)	Projected HH Income Change (%)
VantageSouth Bancshares, Inc.	VSB	45	1,655,149	7,241,888	2.87	7.67	48,043	12.97
Park Sterling Corporation	PSTB	44	1,604,238	6,573,810	2.45	6.21	45,342	11.98
NewBridge Bancorp	NBBC	41	1,823,385	5,563,108	2.21	6.22	43,845	18.40
Yadkin Financial Corp.	YDKN	33	1,507,690	3,749,963	2.16	5.33	42,931	13.05
First Bancorp	FBNC	96	2,823,391	8,679,913	2.34	5.26	38,571	14.37
BNC Bancorp	BNCN	46	3,133,398	8,168,079	2.20	5.62	44,160	16.96
CommunityOne Bancorp	COB	54	1,812,821	4,414,537	1.7	4.11	41,154	16.41
	Mean	51	2,051,439	6,341,614	2.28	5.77	43,435	14.88
	Median	45	1,812,821	6,573,810	2.21	5.62	43,845	14.37
Pro Forma (1)		78	3,162,839	10,991,851	2.53	6.55	45,606	13.01
	Rank	2	1	1	1	1	1	5
VantageSouth Bancshares, Inc.		4	5	3	1	1	1	6
Yadkin Financial Corp.		7	7	7	6	5	5	5

Source: SNL Financial; deposit data as of 6/30/2013
(1) Pro forma population change, projected population change, median household income, and projected median household income are deposit weighted

Business line strengths and expansion opportunities

SBA Lending

- Complementary business lines
- VSB is #1 SBA lender in North Carolina; #2 in Virginia
- Opportunity to leverage across YDKN's footprint

Mortgage Origination

- Complementary business lines
- Strong cross-selling opportunities and fee income

Specialized Revenue Drivers

Builder Finance

- $139 million in VSB origination from standing start in January 2013
- Opportunity to leverage across YDKN's mortgage footprint

Wealth Management

- YDKN has approximately $200 million in AUM
- Opportunity to leverage across VSB's footprint

Comprehensive due diligence process

Due Diligence Highlights

- Comprehensive two-way due diligence process including core systems, legal, credit, accounting, tax, and HR
- Thorough credit due diligence review conducted by both internal teams and two third-party credit review firms
  - 100% of loans $1.0 million or greater
  - All watch-list loans with exposures over $850,000
  - Top loans in each call code category
- Focused on reviewing loan categories with historically higher loss rates, including land (lots, A&D), residential construction, HELOC, and non-owner occupied CRE
- Analysis of HELOC portfolio using refreshed credit scores
- YDKN completed comparable diligence on VSB
  - Internal YDKN credit team and third-party credit review firm achieved 66% loan coverage
  - Focused scrutiny of SBA, Builder Finance, large-dollar CRE, and participation originations
  - Review of OREO holdings and inspections by YDKN of selected properties

Source: SNL Financial

Credit Mark – YDKN Loan Portfolio

	9/30/13 Balance ($mm)	Gross Mark (%)	Gross Mark ($mm)
Total Loans	$1,333.4	3.7%	$50.0
OREO	3.0	20.1%	0.6
Total Loans & OREO	$1,336.4	3.8%	$50.6
Net Charge-Offs Since 12/31/07			$140.5
Disclosed OREO Costs Since 12/31/07			23.5
Cumulative Losses			$163.9
12/31/07 Loan Balance			$1,291.7
Cumulative Losses as % of 12/31/07 Loans			**16.6%**

Other Estimated Fair Market Value Adjustments – YDKN

- Trust preferred securities mark-down of $16.7 million (net asset value write-up)
- Deposit mark-up of $4.2 million (net asset value write-down)
- Securities mark-down of $2.5 million (net asset value write-down)

Pro forma financial impact

Assumptions

- Earnings estimates based on First Call consensus
- Gross credit mark of 3.8%, $50.6 million
- One-time merger related expenses of $23.2 million (pre-tax)
- Cost savings expected to be 8% of combined non-interest expense base after realization of standalone cost save initiatives ($10.0 million pre-tax)
  - 50% realized in 2014, 100% realized by end of 2015
- Revenue synergies identified but not included in modeling
- Core deposit intangible of 1.25% of non-time deposits, amortized straight-line over 10 years
- $47 million common equity offering priced at $5.10 per share
- VSB TARP repaid in Q1 2014
- Projected close late Q2 2014

Pro Forma Analysis

- Financial Impact:
  - **Over 15% accretive to both parties**
  - **Single-digit TBV dilution**
  - TBV accretive in 2 years
  - IRR of approximately 20%
- Balance Sheet at Close:
  - Assets: $4.0 billion
  - Loans: $2.8 billion
  - Deposits: $3.2 billion
- Capital Ratios at Close:
  - TCE / TA: 8.8%
  - Tier 1 Leverage: 8.8%
  - Tier 1 Capital: 10.6%
  - Total RBC: 12.3%
  - Combined earnings of pro forma company will accelerate DTA utilization

Note: Basel III pro forma capital ratios: Leverage Ratio: 8.6%, Common Equity Tier 1 Ratio: 8.9%, Tier 1 Capital Ratio: 10.5%, Total Capital Ratio: 12.1%

Comparable group trading analysis



Price / Tangible Book Value
Pro Forma Profitability:
2015 ROAA: > 1%
2015 ROAE: > 9%
Comparable Bank Average Price / Tang. Book* = 2.54 x
1.52x
1.56x
1.65x
1.68x
1.92x
2.06x
2.36x
2.39x
2.56x
2.62x
2.92x
3.63x
4.21x
VSB
UCBI
UBSH
YDKN
SFNC
WSBC
UBSI
CHCO
PNFP
RNST
SCBT
OZRK
HOMB



Price / 2015 Estimated EPS*
Comparable Bank Average Price / 2015 EPS* = 14.8x
12.0x
12.2x
12.6x
12.7x
13.6x
14.2x
14.2x
14.3x
14.5x
14.8x
15.5x
17.1x
19.9x
VSB
WSBC
UBSH
YDKN
CHCO
SCBT
UCBI
SFNC
UBSI
RNST
PNFP
HOMB
OZRK

Source: SNL Financial
Peers includes Southeast institutions with assets between $3.0 - $10.0 billion, NPAs / Assets less than 3.0% and LTM ROAA greater than 0.50%: CHCO, HOMB, OZRK, PNFP, RNST, SCBT, SFNC, UBSH, UBSI, UCBI and WSBC
Trading multiples based on closing prices as of 1/24/2014
*Mean consensus EPS estimates as compiled by FactSet

Pro forma loans & deposits

Diversified Loan Portfolio

VantageSouth Bancshares



Consumer & Other 3.5%
C&D 12.0%
Residential RE 14.0%
Multifamily 5.5%
Home Equity 7.2%
Non-Owner Occ. CRE 23.3%
Owner Occ. CRE 17.6%
C&I 16.8%

$1.3bn Loans
5.93% Yield on Loans

Yadkin Financial Corporation (1)



Consumer & Other 3.9%
C&D 9.7%
Residential RE 12.9%
Multifamily 3.1%
Home Equity 14.5%
Non-Owner Occ. CRE 15.1%
Owner Occ. CRE 28.1%
C&I 12.8%

$1.3bn Loans
5.02% Yield on Loans

Pro Forma (1)



Consumer & Other 3.7%
C&D 10.9%
Residential RE 13.4%
Multifamily 4.3%
Home Equity 10.9%
Non-Owner Occ. CRE 19.2%
Owner Occ. CRE 22.9%
C&I 14.8%

$2.7bn Loans
5.48% Yield on Loans

Strong Core Deposit Base

VantageSouth Bancshares



Jumbo Time 12.1%
Non-interest Demand 12.9%
Interest Demand 21.0%
MMDA & Other Savings 28.2%
Retail Time 25.8%

$1.6bn Deposits
0.39% Cost of Deposits

Yadkin Financial Corporation (1)



Jumbo Time 15.9%
Non-interest Demand 17.9%
Interest Demand 14.9%
MMDA & Other Savings 30.5%
Retail Time 20.9%

$1.5bn Deposits
0.51% Cost of Deposits

Pro Forma (1)



Jumbo Time 13.9%
Non-interest Demand 15.3%
Interest Demand 18.0%
MMDA & Other Savings 29.3%
Retail Time 23.4%

$3.1bn Deposits
0.45% Cost of Deposits

Source: SNL Financial and company filings; data as of 9/30/2013
(1) Does not include purchase accounting adjustments

Provides benefits to our stakeholders

Shareholders

- Pro forma company joins attractive peer group with strong trading multiples
- Increases shareholder liquidity substantially
- Reduces downside risk and increases long-term growth potential
- Diversifies revenue stream and geographic footprint

Customers

- Significantly increases ability to serve larger customers
- Convenience of expanded branch network with 78 locations across all major North Carolina markets
- Continuity in customer-facing roles
- Increases ability to invest in technology

Employees

- Similar cultures
- Performance-driven objectives
- Representation from both banks in all key functions
- Larger organization provides additional opportunities for career advancement

Additional information about the merger and where to find it

In connection with the proposed merger, Yadkin Financial Corporation ("Yadkin") will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Yadkin and VantageSouth Bancshares, Inc. (the "Company") and a prospectus of Yadkin, as well as other relevant documents concerning the proposed transaction. Both the Company and Yadkin will mail the joint proxy statement/prospectus to their respective stockholders. SHAREHOLDERS OF YADKIN AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about Yadkin and the Company at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Yadkin's website at www.Yadkinbank.com, or at the Company's website at www.VSB.com.

Yadkin and certain of their respective Directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Yadkin and the Company's stockholders in connection with the proposed merger. Information about the Directors and executive officers of Yadkin and their ownership of Yadkin common stock is set forth in the proxy statement for Yadkin's 2013 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 4, 2013. Information about the Directors and executive officers of the Company and their ownership of the Company common stock is set forth in the proxy statement for the Company's 2013 Annual Meeting of Stockholders, as filed with the SEC on a Schedule 14A on April 23, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.